Principal Life Insurance Company

Supplement dated February 23, 2026
to the Prospectus dated May 1, 2025, for
Principal® Strategic Income

This supplement updates information contained in the Prospectus for the Contract referenced above. Please retain this supplement for future reference.

Changes to State Variations

The purpose of this supplement is to remove previously-disclosed restrictions on the availability of certain Index-Linked Segment Options for Contracts in the District of Columbia and Rhode Island. Effective February 23, 2026, for new and existing Contracts in those states, the following Index-Linked Segment Options will be available (subject to any other limitations on availability):

•The Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index®, and
•The Index-Linked Segment Option linked to the Russell 2000® Price Return Index with a 20% Buffer.

As of the effective date of this change, in the table under Appendix C – State Variations, stated restrictions on the availability of Index-Linked Segment Options for the District of Columbia and Rhode Island are deleted.